                                                                 EXHIBIT 10.15



                             OFFICE LEASE AGREEMENT

                                 BY AND BETWEEN

                      OMNI CAPITAL CORPORATION, LANDLORD,

                AND HASTINGS BOOKS, MUSIC & VIDEO, INC., TENANT

                                     OFFICE
                                LEASE AGREEMENT


TERMS AND DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

LEASE CLAUSES AND COVENANTS

A.       Tenant's Agreements:

         1.      Lease of Premises  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.      Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         3.      Minimum Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         4.      Utilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         5.      Additional Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         6.      Taxes on Tenant's Personal Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         7.      Tenant's Property Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         8.      Tenant's Liability Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         9.      Repair and Maintenance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         10.     Tenant Finish  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         11.     Indemnification by Tenant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         12.     Environmental  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         13.     Title III of the Americans with Disabilities Act . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         14.     Estoppel Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         15.     Cleaning and Snow Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

B.       Landlord's Agreements:

         1.      Lease of Premises  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.      Use of the Common Area . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.      Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         4.      Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         5.      Utilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         6.      Maintenance of the Common Area . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         7.      Common Area Maintenance Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         8.      Real Estate Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         9.      Landlord's Property Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         10.     Landlord's Liability Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         11.     Indemnification by Landlord  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         12.     Delivery of the Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         13.     Environmental  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         14.     Title III of the Americans with Disabilities Act . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         15.     Maintenance and Repairs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         16.     Estoppel Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         17.     Right to Protest Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

C.       Landlord and Tenant agree to the following:

         1.      Use  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.      Trade Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.      Ingress and Egress . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         4.      Parking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.      Signs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         6.      Alterations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.      Removal of Tenant's Personal Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         8.      Waiver of Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         9.      Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         10.     Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         11.     Casualty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         12.     Default by Landlord/Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         13.     Default by Landlord/Tenant's Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         14.     Default by Tenant/Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         15.     Default by Tenant/Landlord's Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         16.     Assignment and Subletting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         17.     Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         18.     Alternative Dispute Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         19.     Annual Statements/Prorations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         20.     Emergency Repairs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         21.     Commencement Date Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         22.     Options to Extend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         23.     Blanket Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         24.     Zoning . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         25.     Connecting Door  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         26.     Preferential Right to Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         27.     Retail Store . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         28.     Additional HVAC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

D.       Miscellaneous:

         (1)     Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (2)     Non-Waiver/Cumulative Remedies/Mitigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (3)     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (4)     Choice of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (5)     Lease Memorandum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (6)     Binding Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (7)     Holdover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (8)     Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (9)     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (10)    Partial Invalidity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (11)    Relationship of the Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (12)    Waiver of Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (13)    Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         (14)    Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (15)    Prior Termination of this Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (16)    Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (17)    Number/Gender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         (18)    Waiver of DTPA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

EXHIBIT "A" - Site Plan
EXHIBIT "B" - Legal Description

                                     OFFICE
                                LEASE AGREEMENT

                             TERMS AND DEFINITIONS


DATE:                             August 3, 1994

LANDLORD:                         Omni Capital Corporation

LANDLORD'S ADDRESS:               1715 West 58th
                                  Amarillo, Texas 79110

TENANT: Hastings Books, Music & Video, Inc., a Texas corporation

TENANT'S ADDRESS:                 P.O. Box 35350
                                  Amarillo, Texas 79120-5350

TENANT'S TRADE NAME:              Hastings

PREMISES:                         Approximately 33,000 square feet in the
                                  Shopping Center. The Premises are outlined in red on Exhibit "A." The address of the Premises is _________________________ .


SHOPPING CENTER:                  That portion of Sunset Center in Amarillo,
                                  Potter County, Texas, described on Exhibit
                                  "B."

MINIMUM RENT:                     (a) For the eighteen (18) month period
                                  beginning on the Commencement Date and ending on the last day of the eighteenth (18th) month following the Commencement Date-
                                  $32,400.00 per annum, payable in monthly installments of $2,700.00 each.

                                  (b) For the eighteen (18) month period
                                  beginning on the first day of the nineteenth
                                  (19th) month following the Commencement Date and ending on the last day of the thirty-sixth (36th) month following the Commencement Date - $59,400.00 per annum, payable in monthly installments of $4,950.00 each.


ADDITIONAL RENT:                  Tenant's Proportionate Share of the real
                                  estate taxes on the Shopping Center,
                                  Landlord's premiums for property insurance on Landlord's improvements in the Shopping
                                  Center, and Landlord's premiums for
                                  liability insurance on the Common Area, for each calendar year or partial calendar year during the Term of this Lease.

INITIAL TERM:                     Thirty-six (36) months beginning on the
                                  Commencement Date.

"AFFILIATE" means any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, Tenant.

"BUILDING" means the building in the Shopping Center that contains the Premises.

"COMMENCEMENT DATE" means the earlier of (a) October 1, 1994, or (b) the date Tenant begins operating in the Premises; provided, however, if prior to October 1, 1994, Tenant begins operating in the Premises on a day other than the first day of a month, the Commencement Date shall be the first day of the month following the date Tenant begins operating in the Premises.

"COMMON AREA" means the areas in the Shopping Center that are available for the common use of Tenant and the other tenants of the Shopping Center, including (without limitation) the parking areas, sidewalks, driveways, loading areas, and service areas.

"COMMON AREA MAINTENANCE EXPENSES" means the costs and expenses of operating and maintaining the Common Area.

"COMMON AREA MAINTENANCE RECORDS" means the records of the Common Area Maintenance Expenses maintained by Landlord.

"DELIVERY DATE" means August 4, 1994.

"ENVIRONMENTAL LAWS" means all federal, state, and local environmental statutes, ordinances, rules, regulations, and orders.

"LEASE YEAR" means a period of twelve (12) full consecutive months. The first Lease Year shall begin on the Commencement Date. Each successive Lease Year shall begin on the anniversary of the Commencement Date.

"LIABILITY INSURANCE PAYMENTS" means Tenant's monthly payments to Landlord in an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of Landlord's premiums for liability insurance on the Common Area for each calendar year as reasonably estimated by Landlord based upon the actual liability insurance premiums for the prior calendar year. The Liability Insurance Payments during the first partial calendar year shall be $_________ per month. The Liability Insurance Payments shall be adjusted within thirty
(30) days after the end of each calendar year or partial calendar year.

"PROPERTY INSURANCE PAYMENTS" means Tenant's monthly payments to Landlord in an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of Landlord's premiums for property insurance on Landlord's improvements in the Shopping Center for each calendar year as reasonably estimated by Landlord based upon the actual property insurance premiums for the prior calendar year. The Property Insurance Payments during the first partial calendar year shall be $_______ per month. The Property Insurance Payments shall be adjusted within thirty (30) days after the end of each calendar year or partial calendar year.

"PROPORTIONATE SHARE" means a fraction, the numerator of which shall be the number of square feet in the Premises, and the denominator of which shall be the number of leasable square feet in the Shopping Center.

"RENT" means the Minimum Rent and Additional Rent.

"TAX PAYMENTS" means Tenant's monthly payments to Landlord in an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of the real estate taxes on the Shopping Center for each calendar year as reasonably estimated by Landlord based upon the actual real estate taxes for the prior calendar year. The Tax Payments during the first partial calendar year shall be $_______ per month. The Tax Payments shall be adjusted within thirty (30) days after the end of each calendar year or partial calendar year,

"TERM OF THIS LEASE" means the Initial Term and any extended terms exercised in accordance with this Lease.

                          LEASE CLAUSES AND COVENANTS

A.       TENANT'S AGREEMENTS:

         1. LEASE OF PREMISES. Upon and subject to the provisions of this Lease, Tenant leases the Premises for the Initial Term and any extended terms exercised in accordance with this Lease.

         2. COMPLIANCE WITH LAWS. Except as otherwise provided in this Lease, Tenant agrees to comply with all laws, ordinances, rules, regulations, and orders of any governmental authority that are applicable to Tenant's specific use of the Premises; provided, however, Tenant shall not be obligated to make any structural alterations, improvements, or additions to the Premises.

         3. MINIMUM RENT. Except as otherwise provided in this Lease, Tenant agrees to make monthly Minimum Rent payments to Landlord in advance on the first day of each month beginning on the Commencement Date. If prior to October 1, 1994, Tenant begins operating in the Premises on a day other than the first day of a month, Tenant agrees to pay Minimum Rent for any partial month preceding the Commencement Date on the basis of 1/30th of the first month's Minimum Rent for each day in the partial month.

         4. UTILITIES. Tenant agrees to pay all charges for water, telephone, electricity, gas, and other utilities used by Tenant in the Premises.

         5. ADDITIONAL RENT. Except as otherwise provided in this Lease, Tenant agrees to pay the Additional Rent that is due for each calendar year or partial calendar year by making a Tax Payment, Property Insurance Payment, and Liability Insurance Payment, with each payment of Minimum Rent.

         6. TAXES ON TENANT'S PERSONAL PROPERTY. Tenant agrees to pay all taxes on Tenant's personal property in the Premises.

         7. TENANT'S PROPERTY INSURANCE. Tenant agrees to keep its personal property in the Premises insured against loss or damage by fire and such other risks as are from time to time included in broad form extended coverage insurance.

         8. TENANT'S LIABILITY INSURANCE. Tenant agrees to maintain a commercial general liability insurance policy covering the Premises, under which the Landlord is named as an additional insured. A duplicate original or a certificate of the policy shall be delivered to Landlord within ten (10) days after Landlord's written request therefor. Each policy shall (a) contain a provision that the underwriter will give Landlord at least thirty (30) days prior written notice of any cancellation or lapse of the insurance, and (b) provide (i) bodily injury and property damage coverage of at least $1,000,000.00 for any one occurrence, and (ii) general aggregate coverage of at least $2,000,000.00.

         9. REPAIR AND MAINTENANCE. Except as otherwise provided in this Lease and for normal wear and tear, Tenant agrees to maintain (a) the interior of the Premises, (b) the electrical, plumbing, and sewage systems in the Premises, (c) the doors and plate glass in the Premises, (d) the heating, ventilating, and air conditioning systems exclusively servicing the Premises, and (e) Tenant's signs in the Shopping Center, in good order, condition, and repair at Tenant's cost and expense.

         10. TENANT FINISH. Promptly after the Premises are delivered to Tenant, Tenant shall (a) finish the Premises, and (b) equip the Premises for the operation of Tenant's business, subject to delays resulting from strikes or other labor disputes, weather, or other causes beyond the reasonable control of Tenant. In addition, Tenant agrees to make all electrical connections to the heating, ventilating, and air conditioning units furnished by Landlord and to install all ducts required to provide heating, ventilating, and air conditioning to the Premises. All alterations, improvements, and additions made by Tenant in finishing the Premises shall (a) be made in accordance with all applicable laws and in a good and workmanlike manner, and (b) remain the property of Tenant until the expiration or termination of this Lease. At the expiration or termination of this Lease, Tenant shall not be required to remove any alterations, improvements, or additions made by Tenant in finishing the Premises or to restore the Premises to the condition in which the Premises existed on the Delivery Date.

         11. INDEMNIFICATION BY TENANT. Tenant agrees to indemnify and hold Landlord harmless from and against the costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities resulting from any injury to or death of any person or persons or any damage to property that
(a) occurs in the Premises, and (b) arises from the negligence or willful misconduct of Tenant or Tenant's employees or agents.

         12. ENVIRONMENTAL. Tenant agrees to comply in all material respects with all applicable Environmental Laws relating to the Premises. Tenant agrees to indemnify and hold Landlord harmless from and against any costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities arising from or related to any breach or alleged breach of Tenant's agreement set forth in this paragraph.

         13. TITLE III OF THE AMERICANS WITH DISABILITIES ACT. Tenant agrees to comply with Tide M of the Americans with Disabilities Act and the rules and regulations issued thereunder, insofar as they apply to the Premises; provided, however, Tenant shall not be obligated to make any structural alterations, improvements, or additions to the Premises. Tenant agrees to indemnify and hold Landlord harmless from and against any costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities arising from or related to any breach or alleged breach of Tenant's agreement set forth in this paragraph.

         14. ESTOPPEL CERTIFICATES. On not less than twenty (20) days prior written notice from Landlord, Tenant agrees to execute and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and is in full force and effect (or if modified, stating the nature of the modification and certifying that this Lease, as modified, is in full force and effect), (b) noting the dates to which the Rent is paid in advance, if any, and
(c) acknowledging there are not, to the best of Tenant's knowledge, any uncured defaults on the part of Landlord, or specifying the defaults if any are claimed.

         15. CLEANING AND SNOW REMOVAL. Tenant agrees to (a) keep the area outlined in blue on Exhibit "A" clean, and (b) remove any snow in the area outlined in blue on Exhibit "A" that it deems necessary in order to conduct business in the office and the retail store. Tenant shall remove the snow in a manner that will not unreasonably interfere with the use of the Common Area by the other tenants of the Shopping Center.


B.       LANDLORD'S AGREEMENTS:

         1. LEASE OF PREMISES. Upon and subject to the provisions of this Lease, Landlord leases the Premises to Tenant for the Initial Term and any extended terms exercised in accordance with this Lease.

         2. USE OF THE COMMON AREA. Landlord grants to Tenant the non-exclusive right to use the Common Area; provided, however, Tenant shall have the exclusive use of those portions of the Common Area to the rear of the Premises that are reasonably necessary for loading areas, trash enclosures, and other service facilities.

         3. COMPLIANCE WITH LAWS. Except as otherwise provided in this Lease, Landlord agrees to comply with all laws, ordinaries, rules, regulations, and orders of any governmental authority that are applicable to the use, condition, and occupancy of the Shopping Center, including (without limitation) making any required structural alterations, improvements, or additions to the Premises.

         4. QUIET ENJOYMENT. Landlord agrees to provide quiet and exclusive enjoyment of the Premises to Tenant without any claim or interference by Landlord or anyone claiming through Landlord.

         5. UTILITIES. Landlord agrees to (a) make all utilities available to the Premises, and (b) have the electricity used by Tenant in the Premises separately metered.

         6.      MAINTENANCE OF THE COMMON AREA.

                 (a) Landlord agrees (i) to operate the Common Area in an efficient manner, (ii) to maintain the Common Area in good order, condition, and repair, (iii) to provide adequate lighting in the Common Area, and (iv) not to discriminate against Tenant in Tenant's use of the Common Area. Notwithstanding anything contained in this paragraph to the contrary, Landlord shall not be obligated to clean or remove snow in the area outlined in blue on Exhibit "A."

                 (b) All parking areas, driveways, loading areas, and service areas in the Common Area shall be (i) clearly marked with painted lines, and (ii) repainted as and when required.

         7. COMMON AREA MAINTENANCE EXPENSES. Except as otherwise provided in this Lease, Landlord agrees to pay all Common Area maintenance expenses.

         8. REAL ESTATE TAXES. Landlord agrees to pay all real estate taxes and assessments on the Shopping Center. Notwithstanding anything contained in this paragraph to the contrary, Tenant shall pay its Proportionate Share of the real estate taxes on the Shopping Center as a part of the Additional Rent.

         9. LANDLORD'S PROPERTY INSURANCE. Landlord agrees to keep Landlord's improvements in the Shopping Center (including, without limitation, the Building) insured against loss or damage by fire and such other risks as are from time to time included in broad form extended coverage insurance, in an amount equal to the replacement cost thereof. A duplicate original or a certificate of the policy shall be delivered to Tenant within ten (10) days after Tenant's written request therefor. Each policy shall contain a provision that the underwriter will give Tenant at least thirty (30) days prior written notice of any cancellation or lapse of the insurance.

         10. LANDLORD'S LIABILITY INSURANCE. Landlord agrees to maintain a commercial general liability insurance policy covering the Common Area, under which the Tenant is named as an additional insured. A duplicate original or a certificate of the policy shall be delivered to Tenant within ten (10) days after Tenant's written request therefor. Each policy shall (a) contain a provision that the underwriter will give Tenant at least thirty (30) days prior written notice of any cancellation or lapse of the insurance, and (b) provide
(i) bodily injury and property damage coverage of at least $1,000,000.00 for any one occurrence, and (ii) general aggregate coverage of at least $2,000,000.00.

         11. INDEMNIFICATION BY LANDLORD. Landlord agrees to indemnify and hold Tenant and Tenant's shareholders, officers, directors, employees, and agents harmless from and against the costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities resulting from any injury to or death of any person or persons or any damage to property that
(a) occurs in the Common Area and arises from the negligence or willful misconduct of Landlord or Landlord's employees or agents, or (b) arises from structural defects or failures in the Shopping Center, unless the structural defect or failure in the Shopping Center was caused by any alteration, improvement, or addition made by Tenant.

         12.     DELIVERY OF THE PREMISES.

                 (a) Landlord agrees to deliver the Premises to Tenant on or before the Delivery Date in broom-clean condition. Tenant shall have fifteen (15) days after the Premises are delivered in which to notify Landlord of any defects Tenant finds in the Premises. Landlord shall notify Tenant whether Landlord will correct the defects within five (5) days after Landlord receives Tenant's notice of any defects. If Landlord elects not to correct the defects, Tenant may terminate this Lease by giving Landlord written notice of termination or waive the defects. If Tenant waives the defects or if Landlord elects to correct the defects, this Lease shall continue and Landlord shall correct the defects within a reasonable time period. If Landlord does not correct the defects within a reasonable time period, Tenant may terminate this Lease by giving Landlord written notice of termination.

                 (b) Landlord agrees to deliver the Premises with four (4) new twenty-five (25) ton heating, ventilating, and air conditioning units on the roof of the Premises to exclusively service the Premises. The four (4) heating, ventilating, and air conditioning units shall be in good operating condition on the Delivery Date. Landlord agrees to make all roof cuts for the four (4) heating, ventilating, and air conditioning units and to set all curbs for the four (4) heating, ventilating, and air conditioning units.

                 (c) Landlord agrees to indemnify and hold Tenant and Tenant's shareholders, officers, directors, employees, and agents harmless from and against the costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities for any injury to or death of any person or persons or any damage to property arising from or related to any work performed by Landlord in or about the Premises.

         13. ENVIRONMENTAL. Landlord agrees (a) to comply in all material respects with all applicable Environmental Laws relating to the Shopping Center, and (b) not to engage in or otherwise permit the occurrence of any activity on or relating to the Shopping Center in violation of any Environmental Law. Landlord agrees to indemnify and hold Tenant and Tenant's shareholders, officers, directors, employees, and agents harmless from and against any costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities arising from or related to any breach or alleged breach of Landlord's representation or agreements set forth in this paragraph. During any period of environmental remediation work on the Premises, the Rent shall be reduced by an amount equal to the product of the Rent times a fraction, the numerator of which shall be the area of the Premises that is untenable due to the remediation work, and the denominator of which shall be the area of the Premises.

         14. TITLE III OF THE AMERICANS WITH DISABILITIES ACT. Landlord agrees to comply with Title III of the Americans with Disabilities Act and the rules and regulations issued thereunder, insofar as they apply to (a) the Common Area, or (b) any required structural alterations, improvements, or additions to the Premises. Landlord agrees to indemnify and hold Tenant and Tenant's shareholders, officers, directors, employees, and agents harmless from and against any costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities arising from or related to any breach or alleged breach of Landlord's representation or agreement set forth in this paragraph. During any period of work on the Premises required under Title HI of the Americans with Disabilities Act and the rules and regulations issued thereunder, the Rent shall be reduced by an amount equal to the product of the Rent times a fraction, the numerator of which shall be the area of the Premises that is untenable due to the work, and the denominator of which shall be the area of the Premises.

         15. MAINTENANCE AND REPAIRS. In addition to maintaining the Common Area in accordance with the provisions of this Lease, Landlord agrees to maintain (a) the exterior, the roof, the foundation, and the structural components of the Premises, and (b) the electrical, plumbing, and sewage systems lying outside of the Premises. Landlord agrees to make annual inspections of the fire sprinkler system servicing the Premises and to repair any defects shown by the inspection.

         16. ESTOPPEL CERTIFICATES. Landlord agrees to reimburse Tenant for Tenant's reasonable legal expenses for the second and each subsequent estoppel certificate requested by Landlord during the Term of this Lease.

         17. RIGHT TO PROTEST TAXES. Landlord grants to Tenant the right to protest any taxes that Tenant believes are unreasonable.


C.       LANDLORD AND TENANT AGREE TO THE FOLLOWING:

         1. USE. The Premises may be used for any lawful purpose, including (without limitation) the operation of an office.

         2. TRADE NAME. Tenant may conduct business in the Premises under the trade name "Hastings" or any other lawful trade name adopted by Tenant.

         3. INGRESS AND EGRESS. During the Term of this Lease, there shall be ingress to and egress from the Shopping Center at the locations shown on Exhibit "A," subject to unavoidable temporary closings or relocations necessitated by governmental action or other circumstances beyond Landlord's reasonable control. Notwithstanding anything contained in this Lease to the contrary, if ingress to and egress from the Shopping Center is materially changed as a result of any action by Landlord for a period of thirty (30) days or more without Tenant's written consent, Tenant may terminate this Lease by giving Landlord written notice of termination. If Tenant does not terminate this Lease under this paragraph, the Rent shall be reduced by fifty percent (50%) until the ingress to and egress from the Shopping Center required by this paragraph is restored.

         4. PARKING. During the Term of this Lease, Landlord agrees to provide the parking spaces shown in the area outlined in blue on Exhibit "A." Tenant shall have the exclusive use of the parking spaces shown in the area outlined in blue on Exhibit "A." Each parking space shall be single striped on at least a nine (9) foot center. Landlord agrees not to (a) charge for parking in the Common Area, or (b) alter the location of the parking spaces in the area outlined in blue on Exhibit "A," without Tenant's prior written consent.

         5. SIGNS. Tenant may place signs on (a) the exterior of the Premises at Tenant's cost and expense, provided (i) the signs conform with applicable laws, and (H) the design and proposed placement of any exterior sign have been approved by Landlord (which approval shall not be unreasonably withheld), and (b) on the billboard shown on Exhibit "A."

         6. ALTERATIONS. Tenant may make non-structural alterations, improvements, and additions to the Premises. All alterations, improvements, and additions made by Tenant shall (a) be made in accordance with all applicable laws and in a good and workmanlike manner, and (b) remain the property of Tenant until the expiration or termination of this Lease. At the expiration or termination of this Lease, Tenant shall not be required to remove any alterations, improvements, or additions made by Tenant or to restore the Premises to the condition in which the Premises existed on the Commencement Date.

         7. REMOVAL OF TENANT'S PERSONAL PROPERTY. Tenant's personal property may be removed from the Shopping Center by Tenant at any time during the Term of this Lease, and Tenant agrees to repair any material damage to the Shopping Center caused by the removal.

         8. WAIVER OF SUBROGATION. Notwithstanding anything contained in this Lease to the contrary, Landlord and Tenant waive any claims, actions, or causes of action against the other party or their respective shareholders, officers, directors, employees, or agents for any loss or damage that may occur to the Premises or any other portion of the Shopping Center by reason of fire or any other cause that is insured against under the terms of any fire and broad form extended coverage insurance carried in accordance with this Lease or for which Landlord or Tenant may be reimbursed as a result of insurance coverage for any loss suffered by either party to this Lease, regardless of the cause or origin, including the negligence (whether sole, joint, or concurrent) of Landlord or Tenant or their respective shareholders, officers, directors, employees, or agents. In addition, all insurance policies carried by either party covering the Premises or any other portion of the Shopping Center shall be endorsed to expressly waive the insurer's right of recovery under subrogation.

         9. INSPECTION. After reasonable notice to Tenant, Landlord may enter the Premises to inspect the Premises or to make repairs. If repairs are required to be made by Tenant under this Lease, and Tenant fails or refuses after written demand from Landlord to make the repairs, then Landlord shall have the right (but not the obligation) to make the repairs or cause the repairs to be made. If Landlord makes the repairs or causes the repairs to be made, Tenant agrees to pay Landlord the reasonable costs and expenses incurred by Landlord.

         10.     CONDEMNATION.

                 (a) If the Premises are appropriated or taken under the power of eminent domain by any public or quasi-public authority or are sold to the authority under the threat of condemnation, this Lease shall terminate effective as of the date the authority takes lawful possession of the Premises.

                 (b) If five percent (5%) or more of the Premises is appropriated or taken under the power of eminent domain by any public or quasi-public authority or is sold to the authority under the threat of condemnation, Tenant may terminate this Lease effective as of the date the authority takes lawful possession of the portion of the Premises by giving Landlord written notice of termination. If Tenant does not terminate this Lease under this subparagraph, this Lease shall continue and Landlord agrees to restore the Premises at Landlord's cost and expense to an architectural unit as nearly like their condition prior to the appropriation, taking, or sale as shall be practicable within ninety (90) days from the date the authority takes lawful possession. If Landlord fails to restore the Premises to the condition and within the time period provided in this subparagraph, Tenant may terminate this Lease by giving Landlord written notice of termination.

                 (c) If less than five percent (5%) of the Premises is appropriated or taken under the power of eminent domain by any public or quasi-public authority or is sold to the authority under the threat of condemnation, this Lease shall continue and Landlord agrees to restore the Premises at Landlord's cost and expense to an architectural unit as nearly like their condition prior to the appropriation, taking, or sale as shall be practicable within ninety (90) days from the date the authority takes lawful possession. If Landlord fails to restore the Premises to the condition and within the time period provided in this subparagraph, Tenant may terminate this Lease by giving Landlord written notice of termination.

                 (d) If (i) any portion of the Premises is appropriated or taken under the power of eminent domain by any public or quasi-public authority or is sold to the authority under the threat of condemnation, and (ii) this Lease continues, then (effective as of the date the authority takes lawful possession of the portion of the Premises) the Rent shall be reduced by an amount equal to the product of the Rent times a fraction, the numerator of which shall be the area of the Premises appropriated, taken, or sold, and the denominator of which shall be the area of the Premises prior to the appropriation, taking, or sale.

                 (e) Tenant shall be entitled to any separate award, portion of the lump sum award, or portion of the proceeds attributable to (i) the value of Tenant's leasehold interest in the Premises prior to the appropriation, taking, or sale, (ii) the damage to Tenant's business, (iii) Tenant's moving and relocation expenses, (iv) the taking of any of Tenant's personal property in the Shopping Center, and (v) the unamortized value of Tenant's leasehold improvements.

         11.     CASUALTY.

                 (a) If (i) any portion of the Premises is damaged by fire or other casualty, and (ii) rebuilding or repairs can be completed within ninety (90) days from the date of the damage, this Lease shall continue and Landlord agrees to rebuild or repair the Premises at Landlord's cost and expense to substantially the condition in which they existed prior to the damage within ninety (90) days from the date of the damage. If Landlord fails to rebuild or repair the Premises to the condition and within the time period provided in this subparagraph, Tenant may terminate this Lease by giving Landlord written notice of termination.

                 (b) If (i) any portion of the Premises is damaged by fire or other casualty, and (ii) rebuilding or repairs cannot be completed within ninety (90) days from the date of the damage, Landlord agrees to promptly notify Tenant in writing of the estimated time required to rebuild or repair the Premises. Tenant may terminate this Lease by giving Landlord written notice of termination within thirty (30) days after receipt of Landlord's notice. If Tenant does not terminate this Lease under this subparagraph, this Lease shall continue and Landlord agrees to rebuild or repair the Premises at Landlord's cost and expense to substantially the condition in which they existed prior to the damage within the estimated time. If Landlord fails to rebuild or repair the Premises to the condition provided in this subparagraph and within the estimated time period, Tenant may terminate this Lease by giving Landlord written notice of termination.

                 (c) If (i) any portion of the Premises is damaged by fire or other casualty, and (ii) this Lease continues, then (during the period from the date of the damage to the date the Premises are rebuilt or repaired) the Rent shall be reduced by an amount equal to the product of the Rent times a fraction, the numerator of which shall be the area of the Premises damaged and the denominator of which shall be the area of the Premises.

         12. DEFAULT BY LANDLORD/EVENTS. Defaults by Landlord are (a) failing to keep or perform any provision of Us Lease required to be kept or performed by Landlord within thirty (30) days after receipt of written notice from Tenant, or (b) the incorrectness of any material representation made by Landlord in this Lease.

         13. DEFAULT BY LANDLORD/TENANT'S REMEDIES. Tenant's remedies for Landlord's default are (a) to terminate this Lease by giving Landlord written notice of termination, (b) to cure Landlord's default by any action deemed necessary by Tenant, and in connection with the cure Tenant may pay expenses and incur obligations, provided that no expenditure in excess of $3,000.00 may be made by Tenant under this subparagraph without the prior written approval of Landlord, which approval shall not be unreasonably withheld, or (c) any other remedy available to Tenant at law or in equity. If Tenant pays expenses or incurs obligations to cure Landlord's default, Landlord agrees to reimburse Tenant upon receipt of Tenant's request for reimbursement. If Landlord fails to reimburse Tenant within fifteen (I 5) days after Landlord receives Tenant's request for reimbursement, Tenant may deduct the amount of the sums expended or obligations incurred from the Rent due or to become due under this Lease.

         14. DEFAULT BY TENANT/EVENTS. Defaults by Tenant are (a) failing to pay Rent within ten (10) days after receipt of written notice from Landlord,
(b) failing to keep or perform any provision of this Lease, other than the payment of Rent required to be kept or performed by Tenant within thirty (30) days after receipt of written notice from Landlord, (c) the filing of an involuntary petition of bankruptcy against Tenant or the appointment of a receiver for all or substantially all the property of Tenant and such petition or order shall not be dismissed or stayed within ninety (90) days after the filing or entry thereof, or (d) if Tenant makes an assignment of all or substantially all of its property for the benefit of creditors or files a voluntary petition of bankruptcy.

         15. DEFAULT BY TENANT/LANDLORD'S REMEDIES. Landlord's remedies for Tenant's default are (a) to terminate this Lease by giving Tenant written notice of termination, (b) to reenter, take possession, and relet the Premises or any part thereof for the balance of the then current initial or extended term of this Lease, or (c) any other remedy available to Landlord at law or in equity. If Landlord elects not to terminate this Lease, Landlord shall use reasonable efforts to relet the Premises and all rental received by Landlord from the reletting during the Term of this Lease shall be applied to the Rent and the other amounts Tenant is obligated to pay under this Lease. If the rental received from the reletting is less than the Rent and the other amounts Tenant is obligated to pay under this Lease, Tenant shall remain liable for the deficiency.

         16. ASSIGNMENT AND SUBLETTING. Tenant agrees not to sublet all or any part of the Premises or assign this Lease without the written consent of Landlord, which consent will not be unreasonably withheld. Notwithstanding the foregoing, Tenant may (a) assign this Lease or sublease all or any part of the Premises to an Affiliate, and (b) transfer this Lease by Tenant's merger or consolidation with another corporation, without the written consent of Landlord. If Tenant assigns this Lease with Landlord's written consent, Tenant's liability for the payment of Rent and all other amounts Tenant is obligated to pay under this Lease and for the performance of the provisions of this Lease required to be performed by Tenant shall continue for a period of one (1) year after the assignment, but shall terminate at the end of the one
(1) year period.

         17. SUBORDINATION. Tenant's interest under this Lease shall be subordinate to any first lien mortgage hereafter covering Landlord's interest in the Premises, provided, however, the foregoing subordination shall apply only to mortgages under which the mortgagee executes a non-disturbance agreement that contains provisions that are reasonably satisfactory to Tenant and the mortgagee. With respect to any existing mortgages, Landlord shall use reasonable efforts to furnish Tenant with a non-disturbance agreement that contains provisions that are reasonably satisfactory to Tenant and the mortgagee.

         18. ALTERNATIVE DISPUTE RESOLUTION. Landlord and Tenant agree to submit in good faith to mediation before filing a suit for damages.

         19.     ANNUAL STATEMENTS/PRORATIONS.

                 (a) Within thirty (30) days after the end of each calendar year or partial calendar year, Landlord shall furnish to Tenant a written statement (in form and substance satisfactory to Tenant) that sets forth (i) the Property Insurance Payments, Liability Insurance Payments, and Tax Payments, made during the calendar year or partial calendar year, and (ii) the actual premiums for the property insurance Landlord carried on Landlord's improvements in the Shopping Center, premiums for the liability insurance Landlord carried on the Common Area, and real estate taxes on the Shopping Center, paid by Landlord during the calendar year or partial calendar year.
The Property Insurance Payments, Liability Insurance Payments, and Tax Payments made during the calendar year or partial calendar year shall be reconciled (within thirty (30) days after the date Tenant receives Landlord's written statement) with Tenant's Proportionate Share of the actual premiums for the property insurance Landlord carried on Landlord's improvements in the Shopping

Center, premiums for the liability insurance Landlord carried on the Common Area, and real estate taxes on the Shopping Center, paid by Landlord during the calendar year or partial calendar year. Tenant agrees to promptly pay to Landlord any deficiency and Landlord agrees to promptly refund to Tenant any excess.

                 (b) Property insurance premiums for insurance carried by Landlord on Landlord's improvements in the Shopping Center, liability insurance premiums for insurance carried by Landlord on the Common Area, and real estate taxes on the Shopping Center, that cover any partial calendar year shall be prorated.

         20.     EMERGENCY REPAIRS.  If the need for emergency repairs to the
Premises or to any system        servicing the Premises arises, and the repairs
are the obligation of Landlord hereunder, Tenant may make the repairs and request reimbursement of the cost of the repairs from Landlord. If Landlord fails to reimburse Tenant within fifteen (15) days after Landlord receives Tenant's request for reimbursement, Tenant may deduct the cost of the repairs from the Rent due or to become due under this Lease.

         21. COMMENCEMENT DATE LETTER. On or before thirty (30) days after the Commencement Date, the parties shall execute a letter that sets forth the Commencement Date and the expiration date of the Initial Term of this Lease.

         22. OPTIONS TO EXTEND. Landlord grants to Tenant four (4) options to extend the Tenn of this Lease for periods of eighteen (18) months each, with each extended term to begin upon the expiration of the preceding initial or extended term. If Tenant desires to exercise an option to extend the Term of this Lease, it shall do so by giving Landlord written notice of Tenant's election to extend the Tenn of this Lease not later than three (3) months prior to the expiration of the then current initial or extended term. If Tenant timely exercises an option to extend the Term of this Lease, this Lease shall continue on the same provisions, except the Minimum Rent shall be (a) $5,500.00 per month during the first extended term, if exercised, (b) $5,500.00 per month during the second extended term, if exercised, (c) $6,050.00 per month during the third extended term, if exercised, and (d) $6,050.00 per month during the fourth extended term, if exercised. If Tenant fails to timely exercise any option to extend the Term of this Lease, Tenant shall not have the right to exercise any succeeding option to extend the Term of this Lease.

         23. BLANKET INSURANCE. The insurance to be provided by Landlord or Tenant may be provided under a blanket insurance policy; provided, however, that in no event shall the protection afforded by the blanket insurance policy be less than that required under this Lease.

         24.     ZONING.  On or before the Delivery Date, Landlord agrees to
change the zoning of (a) the      Premises to allow the operation of an office
in the Premises, and (b) the space outlined in yellow on Exhibit "A" to allow the operation of a retail store. Landlord shall obtain the change in the zoning of the Premises and the space outlined in yellow on Exhibit "A" at its cost and expense. If Landlord fails to obtain the change in the zoning of the Premises and the space outlined in yellow on Exhibit "A" on or before the Delivery Date, Tenant may terminate this Lease by giving Landlord written notice of termination.

         25. CONNECTING DOOR. At any time during the Term of this Lease, Tenant may place (at Tenant's cost and expense) a connecting door between the Premises and the space that is covered by the Warehouse Lease Agreement dated August 3, 1994, between Landlord and Tenant. Notwithstanding anything contained in this paragraph to the contrary, Tenant shall not place a connecting door between the Premises and the warehouse space without Landlord's approval of the plans, which approval shall not be unreasonably withheld. At the expiration or termination of this Lease, Tenant shall restore the wall that contains the connecting door to the condition in which the wall existed prior to the placement of the connecting door in the wall.

         26. PREFERENTIAL RIGHT TO LEASE. If Landlord desires to lease any space that adjoins the Premises to a third party, Landlord shall promptly give written notice to Tenant with MI information concerning the proposed lease, which shall include the name and address of the prospective lessee, the rental amount, and all other terms of the lease. Tenant shall have the right for a period of ten (10) days after receipt of the notice, to elect to lease the space on the same terms and conditions. If Tenant elects to lease the space, Tenant shall have thirty (30) days after the date of its election in which to lease the space. If Tenant elects not to lease the space, and Landlord does not lease the space or does not lease the space on the terms and conditions contained in Landlord's notice to Tenant, the space shall remain subject to Tenant's preferential right to lease. If Landlord leases the space and the lease expires or terminates, the space shall again be subject to Tenant's preferential right to lease.

         27.     RETAIL STORE.

                 (a) Landlord leases 10,000 square feet of the Building to Tenant for the operation of a retail store. The 10,000 square feet of the Building to be used as a retail store is outlined in yellow in Exhibit "A." Tenant agrees to lease the 10,000 square feet of the Building for the operation of a retail store. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have the right to terminate the retail store lease at arty time after the end of one (1) year from the Commencement Date by giving Landlord written notice of termination.

                 (b) The rent for the retail store shall be $18,000.00 per annum, payable in monthly installments of $1,500.00 each. The term of the lease for the retail store shall be thirty-six (36) months with four (4) options to extend the term for periods of eighteen (18) months each.

                 (c) Landlord agrees to furnish adequate heating, ventilating, and air conditioning to the retail store. Tenant agrees to construct and finish the retail store promptly after the space is delivered to Tenant. Tenant shall not be obligated to construct, finish, stock, staff, or otherwise operate the retail store in the Building in the same manner as Tenant constructs, finishes or operates its other retail stores. Tenant shall have the right to construct, finish, stock, staff, and operate the retail store in the Building in the manner Tenant elects in its sole and absolute discretion.

         28. ADDITIONAL HVAC. Tenant shall have the right to add additional heating, ventilating, and air conditioning units to service the Premises at any time during the term of this Lease at Tenant's expense.

D.       MISCELLANEOUS:

         (1) NOTICE. Any notice given under this Lease must be in writing, and shall be (a) mailed, postpaid, registered or certified, return receipt requested, and addressed to the party to be notified, or (b) delivered by personal delivery or by overnight courier. Notice shall be deemed given when received by the party to be notified or when the party to be notified refuses to accept delivery of the notice. For purposes of notice the addresses of the parties shall be as set forth in the terms and definitions, except Tenant's address for overnight courier delivery is 421 East 34th, Amarillo, Texas 79103. Any notice to Tenant shall be addressed to Tenant Attn: Real Estate Department. A copy of any notice given to Tenant shall be given to Wayne Moore, SPROUSE, MOZOLA, SMITH & ROWLEY, P.C., 801 S. Fillmore, Suite 600, Amarillo, Texas 79105-5008, The parties shall have the right to change their respective addresses upon at least ten (10) days written notice to the other party.

         (2) NON-WAIVER/CUMULATIVE REMEDIES/MITIGATION. No failure or delay on the part of either party in exercising any right or remedy under this Lease shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy under this Lease. The exercise of any right or remedy under this Lease by either party shall not prevent the concurrent or subsequent exercise of any other right or remedy under this Lease or otherwise available to that party at law or in equity. Landlord and Tenant have a duty to mitigate damages.

         (3) COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one agreement.

         (4) CHOICE OF LAW. This Lease shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         (5) LEASE MEMORANDUM. The parties agree that neither party will record this Lease. However, the parties agree to execute and deliver a memorandum of this Lease, which does not contain the amount of Rent, for recording purposes if either party so requests.

         (6) BINDING PROVISIONS. This Lease constitutes the entire agreement of Landlord and Tenant regarding the leasing of the Premises and the space for the retail store by Tenant, superseding any prior understandings or agreements (whether written or oral). No modification of or amendment to this Lease shall be binding upon any party unless set forth in writing and executed by the party. The provisions of this Lease shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective heirs, executors, administrators, successors, and assigns.

         (7) HOLDOVER. If Tenant remains in possession of the Premises after the expiration or termination of this Lease, Tenant shall occupy the Premises as a tenant from month-to-month upon all of the provisions of this Lease, insofar as the provisions of this Lease are applicable to a month-to-month tenancy.

         (8) ATTORNEYS' FEES. If Landlord or Tenant fails to keep or perform any of the provisions of this Lease required to be kept or performed by that party under this Lease and the non-defaulting party employs an attorney to protect or enforce its rights under this Lease, then the defaulting party shall pay the non-defaulting party's reasonable attorneys' fees.

         (9) HEADINGS. The paragraph headings throughout this Lease are for convenience of reference only, and the headings shall not be used to aid in the interpretation or construction of this Lease.

         (10) PARTIAL INVALIDITY. If any provision of this Lease is held to be invalid, illegal, or unenforceable, the invalid, illegal, or unenforceable provision shall not affect any other provision of this Lease, and this Lease shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in this Lease.

         (11) RELATIONSHIP OF THE PARTIES. Nothing contained in this Lease shall be construed as creating any relationship between Landlord and Tenant other than that of landlord and tenant.

         (12) WAIVER OF LIENS. Landlord waives its rights, statutory or otherwise, to claim a lien against Tenant's personal property in the Shopping Center.

         (13) BROKERS. Landlord and Tenant each represent and warrant to the other party that they have not dealt with any realtor, broker, or agent in connection with this Lease. If either party has dealt with a realtor, broker, or agent in connection with this Lease, that party shall indemnify and hold the other party and the other party's shareholders, officers, directors, employees, and agents harmless from and against any costs, claims, expenses (including, without limitation, reasonable attorneys' fees), or liabilities arising from or related to any claim by the realtor, broker, or agent for a fee, commission, or other compensation for services rendered in connection with this Lease.

         (14) CONSTRUCTION. Landlord and Tenant agree that (a) each party and its counsel have reviewed and revised this Lease, and (b) the rule of construction that any ambiguity is to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any amendment or exhibit hereto.

         (15) PRIOR TERMINATION OF THIS LEASE. If (a) this, Lease terminates prior to its expiration date, and (b) Tenant is not in default, the Rent shall be prorated.

         (16) EXHIBITS. The exhibits referred to in this Lease are (a) attached to this Lease, and (b) made a part of this Lease for all purposes.

         (17) NUMBER/GENDER. When used in this Lease, the singular number shall include the plural, the plural number shall include the singular, and the use of any gender shall include all other genders.

         (18)    WAIVER OF DTPA.

                 (a) Recognizing that the parties hereto cannot by matters contained solely in this Lease stipulate conclusively that the Tenant is not in a significantly disparate bargaining position as to the Landlord, nevertheless, the parties do hereby state and acknowledge that the Tenant is not in a disparate bargaining position in comparison to the Landlord for purposes of waiving the provisions of the Texas Deceptive Trade Practices - Consumer Protection Act, Sections 17.41 - 17.62 of the Texas Business and Commerce Code (the "DTPA") with respect to this transaction.

                 (b) The Tenant represents that it is and has been represented by legal counsel of its own choosing in seeking or acquiring the goods and services provided and to be provided to it by the Landlord pursuant to the terms of this Lease, and that the Tenant also represents that it is and has been represented by legal counsel of its own choosing in executing this waiver with respect to the transaction contained in and covered by this Lease.

                 (c) Pursuant to the foregoing stipulations, Tenant waives all of the provisions of the DTPA, except the provisions of Section 17.555 thereof, with respect to this Lease and this transaction (including all negotiations and representations related thereto whether made prior to the execution hereof, simultaneously with the execution hereof and during the performance of the terms of this Lease).



LANDLORD:                                  OMNI CAPITAL CORPORATION



                                           By: /s/ C.W. CROUCH
                                              --------------------------------
                                                 C.W. Crouch, President


TENANT:                                    HASTINGS BOOKS, MUSIC & VIDEO, INC.



                                           By: /s/ JOHN H. MARMADUKE
                                              --------------------------------
                                                 John H. Marmaduke, President

         Sprouse, Mozola, Smith & Rowley, P.C. has executed this Office Lease Agreement to acknowledge that it has represented Hastings Books, Music & Video, Inc. in connection with the waiver contained in Paragraph D(18).

                                        SPROUSE, MOZOLA, SMITH & ROWLEY, P.C.



                                        By:    /s/ R. WAYNE MOORE
                                              -------------------------------
                                                R. Wayne Moore

                      AMENDMENT TO OFFICE LEASE AGREEMENT

         This Amendment to Office Lease Agreement (the "Amendment") is entered into this 23rd day of January, 1995, by and between Omni Capital Corporation, a Texas corporation ("Omni"), and Hastings Books, Music & Video, Inc., a Texas corporation ("Hastings").

                                    RECITALS

         A. By that certain Office Lease Agreement (the "Lease") dated August 3, 1994, Omni leased approximately 43,000 square feet of space in a building located in Lot 1, Block 2, Sears Park Addition Unit No. 3, Amarillo, Potter County, Texas, to Hastings.

         B.      The Lease has a thirty-six (36) month initial term and four
(4) options to extend the term of the Lease for periods of eighteen (18) months each.

         C.      Omni and Hastings desire to amend the Lease.

                                   AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Omni and Hastings agree as follows:

         1.      The Lease is amended as follows:

                 a. The definition of Premises in the Terms and Definitions section of the Lease is amended by inserting "3601 Plains Boulevard, Suite 1, Amarillo, Texas 79102" in the blank.

                 b. The definition of Shopping Center in the Terms and Definitions section of the Lease is deleted in its entirety and the following definition is substituted therefor:

                                  That portion of Lot 1, Block 2, Sears
                                  Park Addition Unit No. 3,
                                  Amarillo, Potter County,
                                  Texas, that is outlined in
                                  green on Exhibit "B".

                 c. Exhibit "B" of the Lease shall be the Exhibit "B" that is attached to this Amendment.

                 d. PARAGRAPH C(22) of the Lease is deleted in its entirety and the following paragraph is substituted therefor:

                          OPTIONS TO EXTEND. Landlord grants to Tenant seven
                          (7) options to extend the Term of this Lease for periods of eighteen (18) months each, with each extended term to begin upon the expiration of the preceding initial or extended term. If Tenant desires to exercise an option to extend the Term of this Lease, it shall do so by giving Landlord written notice of Tenant's election to extend the Term of this Lease not later than three (3) months prior to the expiration of the then current initial or extended term. If Tenant timely exercises an option to extend the Term of this Lease, this Lease shall continue on the same provisions, except the Minimum Rent shall be (a) $5,500.00 per month during the first extended term, if exercised, (b) $5,500.00 per month during the second extended term, if exercised,
                          (c) $6,050.00 per month during the third extended term, if exercised, (d) $6,050.00 per month during the fourth extended term, if exercised, (e) $6,050.00 per month during the fifth extended term, if exercised, (f) $6,050.00 per month during the sixth extended term, if exercised, and (g) $6,050.00 per month during the seventh extended term, if exercised. If Tenant fails to timely exercise any option to extend the Term of this Lease, Tenant shall not have the right to exercise any succeeding option to extend the Term of this Lease.

2. Except as modified by this Amendment, the Lease shall remain in full force and effect, enforceable in accordance with its terms.

3. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

4. This Amendment shall be binding upon and shall inure to the benefit of the parties to this Amendment and their respective successors and assigns.

                                        OMNI CAPITAL CORPORATION

                                        BY: /s/ C.W. CROUCH
                                           --------------------------
                                           C. W. Crouch, President

                                        HASTINGS BOOKS, MUSIC & VIDEO, INC.

                                        By: /s/ JOHN H. MARMADUKE
                                           --------------------------
                                           John H. Marmaduke,
                                           President






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